Exhibit 99.1 GLP-131 Phase 1 Study of BMF-650 in Otherwise Healthy Overweight or Obese Adult Participants Week 4 Topline Results October 13, 2026

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BMF-650

GLP-131 – A Phase 1 Study of BMF-650 Topline Results

Agenda

Opening Remarks	**Ramses Erdtmann** *Co-Founder, Chief Operating Officer & President, Biomea Fusion*
Design Hypothesis for BMF-650	**Thorsten Kirschberg, PhD** *Executive VP, Research, Biomea Fusion*
GLP-131 Topline Results	**Juan Pablo Frías, MD** *Co-Chair of the Scientific Advisory Board, Biomea Fusion*
Executive Summary	**Mick Hitchcock, PhD** *Interim Chief Executive Officer & Board Member, Biomea Fusion*
Q & A	

biomea FUSION | We Aim to Cure
GLP-131 Phase 1 Topline Results - October 13, 2026
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Ramses Erdtmann Co-Founder, Chief Operating Officer & President, Biomea Fusion Opening Remarks 4

GLP-1 THERAPIES

A large and growing market with a meaningful persistence challenge

GLP-1 therapies have transformed obesity treatment, but broad adoption and long-term persistence remain distinct opportunities

100M+

U.S. adults living with obesity

~40% of the U.S. adult population

~1B

Adults globally projected to live with obesity by 2030

A chronic disease with substantial cardiometabolic consequences

~11M

Unique U.S. patients using GLP-1 based therapies across indications

As of Q2 2025, highlighting rapid adoption of the class

Treatment tolerability seems to prevent long-term persistence

~65%

Of patients without T2D discontinued use within one

Large U.S. real-world cohort of >125,000 adults with overweight or obesity

Sources: CDC/NCHS, U.S. adult obesity prevalence (Aug 2021–Aug 2023; updated Feb 2026); World Obesity Atlas 2025; IQVIA, "Obesity Deep Dive" (Sep 2025); Rodriguez et al., JAMA Network Open (2025).

biomea FUSION We Aim to Cure

GLP-131 Phase 1 Topline Results – October 13, 2026

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BMF-650 | Phase 1b MAD Opportunities for a next-generation GLP-1 Receptor Agonist Reduce adverse events that can limit treatment More tolerable therapy Reach the targeted dose quicker and with fewer dose Easier and quicker titration increases to achieve simplified administration and early adherence Persistent weight management Support continuation of treatment with convenient dosing and manageable tolerability 6 GLP-131 Phase 1 Topline Results – October 13, 2026

Thorsten Kirschberg, PhD Executive VP, Research, Biomea Fusion Design Hypothesis for BMF-650 7

BMF-650 A potential differentiated oral next-generation GLP-1 receptor agonist designed to separate GI adverse effects from weight loss One-step Designed for Built for Oral titration improved GI persistent administration tolerability use Faster path to Convenience maintenance Intended for without injections Potential for better dose and continued use tolerability and efficacy adherence 8 GLP-131 Phase 1 Topline Results – October 13, 2026

BMF-650 | PRECLINICAL

BMF-650 was designed to reduce on-target agonism to achieve long-term tolerability

Compound	GLP-1 human EC_{50}	β-arrestin EC_{50}
BMF-650	2.6 nM	> 10 µM
orforglipron	0.1 nM	> 10 µM

- BMF-650 is designed as a biased small molecule GLP-1 receptor agonist, to selectively engage GLP-1 signaling
- Designed with reduced on-target potency to achieve less concentrated agonism
- No off-target activity of concern identified in the counter-screening panels

Wang X, et al. ObesityWeek® 2025; Poster 085.

biomea FUSION™ We Aim to Cure™

GLP-131 Phase 1 Topline Results - October 13, 2026

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BMF-650 | PRECLINICAL

Pharmacokinetics showed enhanced preclinical bioavailability signals with low variability

CYNOMOLGUS MONKEY PO PK DATA



1000
100
10
1
Conc [ng/mL]
0
10
20
30
time [h]
BMF-650 0.36 mg/kg PO
orforglipron 0.36 mg/kg PO

BMF-650 showed approx. 2-fold greater oral bioavailability in comparison to orforglipron

Compound	cyno PO	%F
BMF-650	0.36 mg/kg	54.0
orforglipron	0.36 mg/kg	29.4

SPRAGUE-DAWLEY RAT PO PK DATA



1000
100
10
1
Conc [ng/mL]
0
10
20
30
time [h]
BMF-650 5 mg/kg PO
orforglipron 5 mg/kg PO

BMF-650 showed approx. 3-fold greater oral bioavailability in comparison to orforglipron

Compound	rat PO	%F
BMF-650	5 mg/kg	32.6
orforglipron	5 mg/kg	11.2

Wang X, et al. ObesityWeek® 2025; Poster 085.

Favorable PK observed across species with high oral bioavailability and long exposure

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GLP-131 Phase 1 Topline Results - October 13, 2026
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BMF-650 | PRECLINICAL BMF-650 | PRECLINICAL BMF-650 demonstrated robust, dose-dependent weight loss in obese monkeys with low rates of emesis Week Emesis (Vomiting) BMF-650 up to ~15% body weight reduction after 28 days Body Weight Change from Baseline 1 18.2%* 0 2 7.0% -5 3 5.6% -10 4 1.4% Vehicle BMF-650 10mpk BMF-650 30mpk Day 8 Day 15 Day 22 Day 29 *One monkey (#3) in the low-dose cohort accounted for 12 of -15 -2.3% -2.7% -2.8% -3.4% the 23 total events. % calculated for 70 dosing events/week -4.8% -7.5% -10.2% -12.3% -7.5% -10.7% -13.5% -15.2% -20 0 1 2 3 4 5 6 7 8 9 1011121314151617181920212223242526272829 With 280 active dosing occurrences, Day there were a total of 23 emesis events (8.2%) balanced across both dosing Wang, et al. Obesity 2025: 33 Sup 2 Poster #085 cohorts. 11 GLP-131 Phase 1 Topline Results – October 13, 2026 % Change from baseline

BMF-650 | Design A next-generation oral small-molecule GLP-1 RA with a differentiated profile designed to separate GI effects from weight loss Broader intestinal Improved oral Gradual, sustained absorption bioavailability systemic exposure Intended to reduce localized Intended to achieve Designed to limit peak-to- concentration peaks within systemic exposure with trough fluctuations to avoid the GI tract, and to promote less unabsorbed drug uneven systemic better tolerated absorption GLP-1 receptor stimulation across a broader intestinal surface and time window 12 GLP-131 Phase 1 Topline Results – October 13, 2026

Juan Pablo Frías, MD Co-Chair of the Scientific Advisory Board, Biomea Fusion GLP-131 Phase 1 Topline Results Dr. Juan Pablo Frias Chief Medical Officer of Biomea Fusion 13

BMF-650 | Phase 1 BMF-650 | GLP-131 GLP-131: Phase 1 study design Randomized, double-blind, placebo-controlled study evaluating safety, tolerability, and weight reduction with BMF-650 in overweight or obese participants Multiple Ascending Dose (MAD) Phase 1b Single Ascending Dose (SAD) Phase 1a Primary & Safety and tolerability, PK, PD, and food effect Safety and tolerability, and efficacy (weight-loss) Secondary Objectives Healthy overweight or obese participants Healthy obese participants Eligibility (BMI 25.0–40.0 kg/m²) (BMI 30.0–45.0 kg/m²) N=40 N=40 Design 5 cohorts 4 cohorts x x COHORT Wk 1 → Wk 2 → Wk 3 → Wk 4 200 mg (fasted) 75 mg → 200 mg → 400 mg → 400 mg 100 mg (fasted) 100 mg (fed) 4 50 mg (fasted) 3 75 mg → 150 mg → 300 mg → 300 mg BMF-650 25 mg (fed) 25 mg (fasted) active drug 50 mg → 100 mg → 200 mg → 200 mg 2 placebo 10 mg (fasted) 10 mg → 25 mg → 50 mg → 100 mg 1 14 GLP-131 Phase 1 Topline Results – October 13, 2026

BMF-650 | Phase 1b MAD BMF-650 | Phase 1B MAD Baseline Demographics & Characteristics Active BMF-650 Cohort 1 Cohort 2 Cohort 3 Cohort 4 MAD Cohorts 1-4 Pooled Doses for Weeks 1–4 10/25/50/100 50/100/200/200 75/150/300/300 75/200/400/400 Total Placebo mg mg mg mg (N=32) (N=8) (N=8) (N=8) (N=8) (N=8) Sex, female, n (%) 6 (75) 6 (75) 3 (38) 4 (50) 19 (59) 4 (50) Age, years, mean 49.5 45.6 49.9 42.3 46.8 40.3 Weight, kg, mean 97.0 109.1 96.1 97.6 100.0 111.1 2 BMI, kg/m , mean 34.8 36.2 31.9 34.4 34.3 35.9 15 GLP-131 Phase 1 Topline Results – October 13, 2026

BMF-650 | Phase 1b MAD BMF-650 | Phase 1B MAD Clinical efficacy – weight reduction Mean percentage change in body weight from baseline at Day 29 Pooled Placebo (n=8) -0.1% Cohort 1 (n=8) -1.5% (10/25/50/100 mg) Cohort 2 (n=8) -2.1% (50/100/200/200 mg) Cohort 3 (n=8) -3.2% (75/150/300/300 mg) Cohort 4 (n=8) -2.1% (75/200/400/400 mg) Data are mean ± SE 16 GLP-131 Phase 1 Topline Results – October 13, 2026

BMF-650 | Phase 1b MAD Analysis of weekly weight reduction Pooled Cohort 1 Cohort 2 Cohort 3 Cohort 4 14 of 16 weekly dosing cohorts showed PLACEBO 10 → 25 → 50 50 → 100 → 75 → 150 → 75 → 200 → incremental weekly absolute weight n=8→ 100 200 → 200 300 → 300 400 → 400 reduction. 10 mg 50 mg 75 mg 75 mg Week 1 +0.33 kg -0.47 kg -0.41 kg -0.45 kg +0.76 kg The average weight loss per week when dosed at 200 mg or higher dose was 0.97 kg / week. 25 mg 100 mg 150 mg 200 mg Week 2 +0.06 kg +0.12 kg -0.20 kg -0.39 kg -0.83 kg Placebo achieved a 0.1 kg weight reduction 50 mg 200 mg 300 mg 400 mg after 4 weeks. Dose Cohort 3 showed a Week 3 +0.12 kg -0.48 kg -0.23 kg -0.70 kg -1.37 kg weight reduction of 3.0 kg after 4 weeks. 100 mg 200 mg 300 mg 400 mg Week 4 -0.82 kg PK results from Week 1 in Cohort 4 raised -0.63 kg -1.57 kg -1.47 kg -0.63 kg suspicion that patients were possibly not TOTAL taking the drug, so a Cohort 5 was initiated Weight -0.10 kg -1.46 kg -2.41 kg -3.01 kg -2.07 kg under confinement. Loss 17 GLP-131 Phase 1 Topline Results – October 13, 2026

BMF-650 | Phase 1

GLP-131: Phase 1 study design + dose cohort 5

Randomized, double-blind, placebo-controlled study, evaluating safety, tolerability, and weight reduction with BMF-650 in overweight or obese participants

	Single Ascending Dose (SAD) Phase 1a	Multiple Ascending Dose (MAD) Phase 1b
Primary & Secondary Objectives	Safety and tolerability, PK, PD and food effect	Safety and tolerability, and efficacy (weight-loss)
Eligibility	Healthy overweight or obese participants (BMI 25.0–40.0 kg/m²)	Healthy obese participants (BMI 30.0–45.0 kg/m²) **Cohort 5 conducted under confinement to evaluate one-step titration regimen**
Design	N=40 5 cohorts x	N=50 5 cohorts x

SAD dose cohorts:

- 10 mg (fasted)
- 25 mg (fasted) | 25 mg (fed)
- 50 mg (fasted)
- 100 mg (fasted) | 100 mg (fed)
- 200 mg (fasted)

MAD dose cohorts:

COHORT	Wk 1 → Wk 2 → Wk 3 → Wk 4
5	200 mg → 400 mg → 400 mg → 400 mg
4	75 mg → 200 mg → 400 mg → 400 mg
3	75 mg → 150 mg → 300 mg → 300 mg
2	50 mg → 100 mg → 200 mg → 200 mg
1	10 mg → 25 mg → 50 mg → 100 mg

BMF-650 active drug

placebo

18

biomea FUSION We Aim to Cure

GLP-131 Phase 1 Topline Results - October 13, 2026

BMF-650 | Phase 1b MAD BMF-650 | Phase 1B MAD Baseline demographics & characteristics + dose cohort 5 Active BMF-650 Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 MAD Pooled Doses for Weeks 1–4 10/25/50/100 50/100/200/200 75/150/300/300 75/200/400/400 200/400/400/400 BMF-650 Total Placebo mg mg mg mg mg (N=40) (N=10) (N=8) (N=8) (N=8) (N=8) (N=8) Sex, female, n (%) 6 (75) 6 (75) 3 (38) 4 (50) 5 (63) 24 (60) 5 (50) Age, years, mean 49.5 45.6 49.9 42.3 41.6 45.8 37.4 Weight, kg, mean 97.0 109.1 96.1 97.6 102.1 100.4 107.2 2 BMI, kg/m , mean 34.8 36.2 31.9 34.4 34.0 34.3 35.3 19 GLP-131 Phase 1 Topline Results – October 13, 2026

BMF-650 | Phase 1b MAD Analysis of weekly weight reduction Cohort 5 in-patient confinement Pooled Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 Cohort 5 used confinement to monitor PLACEBO 10 → 25 → 50 50 → 100 → 75 → 150 → 75 → 200 → 200 → 400 → n=8→ 100 200 → 200 300 → 300 400 → 400 400 → 400 dosing adherence, with 200 mg once daily for one week, then 400 mg once 10 mg 50 mg 75 mg 75 mg 200 mg Week 1 +0.33 kg daily for three weeks. -0.47 kg -0.41 kg -0.45 kg +0.76 kg -1.72 kg Mean weight loss with BMF-650 was 400 mg 25 mg 100 mg 150 mg 200 mg Week 2 +0.06 kg -1.38 kg +0.12 kg -0.20 kg -0.39 kg -0.83 kg 1.55 kg/week, and similar weight loss with placebo (n=2). 400 mg 50 mg 200 mg 300 mg 400 mg Week 3 +0.12 kg -1.39 kg -0.48 kg -0.23 kg -0.70 kg -1.37 kg All participants were provided 2,100 kcal/day. The 2 placebo participants 400 mg 100 mg 200 mg 300 mg 400 mg Week 4 -0.82 kg consumed approximately 33% of the -1.71 kg -0.63 kg -1.57 kg -1.47 kg -0.63 kg presented food, complicating TOTAL interpretation of weight loss under -6.20 kg Weight -0.10 kg -1.46 kg -2.41 kg -3.01 kg -2.07 kg confinement. Los GLP-131 Phase 1 Topline Results – October 13, 2026 20

BMF-650 | Phase 1b MAD Primary Endpoint: Overall Treatment-Emergent Adverse Events (TEAEs) Active BMF-650 Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 MAD Pooled Doses for Weeks 1–4 10/25/50/100 50/100/200/200 75/150/300/300 75/200/400/400 200/400/400/400 BMF-650 Total Placebo mg mg mg mg mg (N=40) (N=10) Participants, n(%) (N=8) (N=8) (N=8) (N=8) (N=8) Any TEAE 6 (75.0) 4 (50.0) 5 (62.5) 6 (75.0) 7 (87.5) 28 (70.0) 4 (40.0) Mild (Grade 1) 3 (37.5) 3 (37.5) 4 (50.0) 5 (62.5) 5 (62.5) 20 (50.0) 4 (40.0) Moderate (Grade 2) 3 (37.5) 1 (12.5) 1 (12.5) 1 (12.5) 2 (25.0) 8 (20.0) 0 Serious TEAE-leading to Severe TEAE TEAE-leading to 0 0 0 0 TEAE (Grade 3) dose modification study discontinuation All TEAEs were mild or moderate and there were no dose modifications or discontinuations related to BMF-650. TEAEs were not associated with dose escalation, dosing cohort, or time at a given dose. 21 GLP-131 Phase 1 Topline Results – October 13, 2026

BMF-650 | Phase 1b MAD BMF-650 | Phase 1B MAD Select Gastrointestinal TEAEs Active BMF-650 Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 Doses for Weeks 1–4 MAD Pooled 10/25/50/100 50/100/200/200 75/150/300/300 75/200/400/400 200/400/400/400 BMF-650 Total Placebo mg mg mg mg mg Participants, n (%) (N=40) (N=10) (N=8) (N=8) (N=8) (N=8) (N=8) Nausea 0 3 (37.5) 1 (12.5) 2 (25.0) 1 (12.5) 7 (17.5) 0 Constipation 0 1 (12.5) 1 (12.5) 0 2 (25.0) 4 (10.0) 1 (10.0) Vomiting 1 (12.5) 0 1 (12.5) 0 1 (12.5) 3 (7.5) 0 Diarrhea 0 1 (12.5) 1 (12.5) 0 0 2 (5.0) 1 (10.0) The select GI-related TEAEs were all Grade 1 AEs in the highest dose level cohort. 22 GLP-131 Phase 1 Topline Results – October 13, 2026

BMF-650 | Competitive Analysis BMF-650 at highest dose level vs late-stage oral GLP-1 Phase 1 disclosures Select GI tolerability Any TEAE* 70% Lower incidence / More favorable Higher incidence / Less favorable Nausea ◆ BMF-650 12.5% ● Oral GLP-1 comparator 1 ● Oral GLP-1 comparator 2 Vomiting* ● Oral GLP-1 comparator 3 12.5% ● Oral GLP-1 comparator 4 ● Oral GLP-1 comparator 5 Diarrhea* ● Oral GLP-1 comparator 6 ● Oral GLP-1 comparator 7 0% Constipation* 25% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% * Not all comparator companies reported this adverse event. Cross-trial comparisons are descriptive and should be interpreted cautiously due to differences in study design, treatment duration, dose escalation, AE collection and reporting. 23 GLP-131 Phase 1 Topline Results – October 13, 2026

BMF-650 | Phase I 1b MAD Class-like changes in liver enzymes, fasting glucose and heart rate Active BMF-650 Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 MAD Pooled Doses for Weeks 1–4 10/25/50/100 50/100/200/200 75/150/300/300 75/200/400/400 200/400/400/400 BMF-650 Total Placebo mg mg mg mg mg (N=40) (N=10) (N=8) (N=8) (N=8) (N=8) (N=8) -1.6 -1.4 -7.4 -9.9 -9.4 -5.9 -6.1 Alanine aminotransferase (ALT), U/L -1.9 -1.7 -2.8 -3.7 -3.8 -2.8 -2.9 Aspartate aminotransferase (AST), U/L Fasting glucose, mg/dL -7.1 -5.9 -7.2 -14.7 -11.4 -9.2 -3.5 Heart rate, beats/min 0.6 8.1 10.4 3.7 9.0 6.4 0.8 Data shown represents mean change from baseline to Day 28 No adverse events involving ALT/AST elevations or heart rate were reported Reductions in fasting glucose were observed for all doses of BMF-650 24 GLP-131 Phase 1 Topline Results – October 13, 2026

BMF-650 | Phase 1b MAD BMF-650 delivered target exposure with low peak to trough ratio in human PK Selected PK parameters for Cohort 5 Day 28 Cohort 5 Day 28 C (peak plasma 4400 ng/mL max concentration) (+ 26.4%) C (trough plasma 2520 ng/mL min concentration) (+ 39.4%) Peak to trough ratio 1.7 AUC 79000 hr*ng/mL 0-24hrs (+ 31.8%) * Preliminary PK analysis (mean). * Preliminary PK analysis (mean). Human PK for BMF-650 aligned well with nonclinical predictions and showed low peak/trough ratio Observed human PK exposure matched favorable monkey exposure in the respective weight-loss study 25 GLP-131 Phase 1 Topline Results – October 13, 2026

BMF-650 | Phase 1b MAD

Phase 1 findings provide support for the BMF-650 design hypothesis

Rapid one-step titration to 400 mg is well tolerated	BMF-650 reached the target dose of 400 mg QD via a single titration step design post week 1, supporting a potentially simple and practical dosing paradigm
Sustained and meaningful weight reduction observed at higher dose regimens	Cohort 5 demonstrated mean weight loss at 400 mg across consecutive weeks (−1.4, −1.4 and −1.7 kg/week), reaching 6.1% at week 4, with no evidence of attenuation over the observed treatment period
Encouraging GI tolerability profile	No serious TEAEs, no TEAE-related dose modifications and no TEAE-related study discontinuations occurred across active MAD cohorts, supporting longer-duration evaluation biomea FUSION We Aim to Cure™

GLP-131 Phase 1 Topline Results- October 13, 2026

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BMF-650 | Phase 1b MAD Next Steps: Advancing BMF-650 development while optimizing the clinical profile • Highest dose achieved with only a single titration step while maintaining Clinical Findings favorable tolerability • Weight loss as expected in line with other GLP-1 agents • Overall, generally well tolerated with no exposure-related safety signals • Initiate longer-term toxicology studies to support Phase 2 dosing BMF-650 Next Steps • Advance Phase 2 development planning incl. a “no-titration” regimen at 400 mg QD 27 GLP-131 Phase 1 Topline Results- October 13, 2026

Mick Hitchcock, PhD Interim Chief Executive Officer & Board Member, Biomea Fusion Executive Summary Dr. Juan Pablo Frias Chief Medical Officer of Biomea Fusion 28

Q & A Dr. Juan Pablo Frias Chief Medical Officer of Biomea Fusion 29